UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

Tutor Perini Corporation
(Exact name of registrant as specified in its charter)

Massachusetts	1-6314	04-1717070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093
(Address of Principal Executive Offices, and Zip Code)

(818) 362-8391
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TPC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01. Other Events.

On November 20, 2024, Tutor Perini Corporation (the “Company”) issued a press release announcing that it has pre-paid an additional $100 million of its Term Loan B debt. The debt repayment represents a voluntary, early paydown of the Company’s Term Loan B debt. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

(d)          Exhibits

Exhibit Number	Description
99.1	Press release
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TUTOR PERINI CORPORATION

Date:	November 20, 2024	By:	/s/ Ryan J. Soroka
Ryan J. Soroka
Senior Vice President and Chief Financial Officer

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